Celanese Q3 2014 Earnings Monday, October 20, 2014 Conference Call / Webcast Tuesday, October 21, 2014 10:00 a.m. EDT © Celanese Mark Rohr, Chairman and Chief Executive Officer Chris Jensen, Senior Vice President, Finance Exhibit 99.3

© Celanese Celanese Corporation 2 This presentation may contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this release. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain their current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Non-GAAP Financial Measures and Change in Accounting Policy This presentation, and statements made in connection with this presentation, contain references to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the company and referenced in this presentation, including definitions and reconciliations with comparable GAAP financial measures, as well as prior period information, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available under Investor Relations/Financial Information/Non-GAAP Financial Measures on our website, www.celanese.com. The website materials also describe a change in accounting policy regarding pension and other postretirement benefits effective January 1, 2013. Forward-Looking Statements

© Celanese Celanese Corporation 3 Mark Rohr Chairman and Chief Executive Officer

© Celanese Celanese Corporation 4 Innovation Success Cigarette Filters (CelFX™) Anti-fog Film (Clarifoil® diacetate film) *For additional details please refer to www.celfx.com or www.clarifoil.com • Proprietary formulation makes film super hydrophilic • Commercialized in grocery store freezer doors • Eliminates heating components and more scratch resistant • Potential applications in eye wear, sporting goods, helmet visors, mirrors, and auto glass • Commercially launched CelFX™ technology in Japanese market • Combines proprietary Celanese binder with activated carbon • Removes more gas phase compounds than other filters • Enhances consumer experience

© Celanese Celanese Corporation 5 Recent Highlights *For additional details please refer to Investor Relations/Financial news on our website, www.celanese.com. • Issued €300 million of 3.250% senior unsecured notes due 2019, redeemed on October 15, 2014 its $600 million 6.625% senior unsecured notes due 2018 and amended its existing senior secured credit facilities, for a net deleveraging of about $200 million • Announced the acquisition of substantially all of the assets of Cool Polymers, Inc., based in North Kingstown, R.I • Signed a Memorandum of Understanding with Indian Oil Corporation to explore a potential fuel ethanol JV in India, based on the company's TCX® technology • Announced the launch of a uniquely low-friction and low-wear grade of acetal copolymer which enables the production of injection molded parts with a very low coefficient of friction and wear rate, reducing energy loss, heat generation and noise • Received a corporate family rating upgrade from Moody’s Investors Service to Ba1 from Ba2. The outlook is stable • Filed for air permits with the Texas Commission on Environmental Quality for the company's potential methanol unit in Bishop, Texas

© Celanese Celanese Corporation 6 Factors Affecting Net Sales QoQ* YoY* 12% 10% 8% 6% 4% 2% 0% -2% -4% Volume Price Currency Other Total $1,800 $1,200 $600 $0 30% 20% 10% 0% Q3 2013 Q2 2014 Q3 2014 17.1% 18.6% 20.1% $1,636 $1,769 $1,769 Q3 Performance Celanese Corporation Q3 2014 Highlights Net sales (in millions) • Record adjusted earnings of $1.61 per share • Record operating cash flow of $379 million • Record adjusted free cash flow of $227 million • Repurchased 1.6 million shares for $98 million • Ended quarter with $1.5 billion in cash, which temporarily included $378 million of cash received from Euro 3.250% notes offering *QoQ represents Q3 2014 as compared to Q2 2014; YoY represents Q3 2014 compared to Q3 2013. Adjusted EPS Q3 2014 $1.61 Q2 2014 $1.47 Q3 2013 $1.20 Total segment income margin

© Celanese Celanese Corporation 7 YoY Segment income highlights • Higher volume driven by increased demand in auto and industrials in Europe and Asia • Lower pricing due to product and geographical mix • Higher affiliate earnings driven by turnaround at middle east affiliate last year that did not reoccur QoQ Segment income highlights • Volume decreased primarily due to seasonality at auto producers • Global auto market penetration remained at record ~2 kilos per vehicle globally • Earnings from affiliates were consistent at $43 million • Completed major turnaround at Bishop, Texas Net sales (in millions) Advanced Engineered Materials Q3 Performance Factors Affecting Net Sales $400 $300 $200 $100 $0 40% 30% 20% 10% 0% Q3 2013 Q2 2014 Q3 2014 23.4% 24.2% 23.8% $346 $389 $366 Total segment income margin QoQ YoY 10% 8% 6% 4% 2% 0% -2% -4% -6% -8% Volume Price Currency Other Total

© Celanese Celanese Corporation 8 Consumer Specialties Q3 Performance Factors Affecting Net Sales YoY Segment income highlights • Higher pricing of acetate tow partially offset by legacy contract in acetate flake • Lower costs driven by productivity initiatives • Lower volume following inventory build in 2013 • Dividends from cellulose derivatives ventures were $29 million, $8 million higher than prior year QoQ Segment income highlights • Consistent volume and price • Production interruption due to third party service provider in the second quarter at the cellulose derivatives facility did not reoccur • Dividends from cellulose derivatives ventures were consistent with second quarter Net sales (in millions) Total segment income margin QoQ YoY 4% 2% 0% -2% -4% -6% -8% -10% Volume Price Currency Other Total $400 $300 $200 $100 $0 60% 40% 20% 0% Q3 2013 Q2 2014 Q3 2014 34.8% 37.0% 39.9% $310 $289 $291

© Celanese Celanese Corporation 9 Industrial Specialties Q3 Performance Factors Affecting Net Sales YoY Segment income highlights • Volume declined due to planned turnaround in EVA polymers and lower demand for emulsion polymers in Europe driven by unseasonably warm weather conditions earlier in the year • Pricing increased primarily due to higher raw material costs, mainly VAM, in emulsion polymers QoQ Segment income highlights • Volume decline due to planned turnaround in EVA polymers and lower demand for emulsion polymers in Europe driven by unseasonably warm weather conditions earlier in the year • Pricing increased primarily due to higher raw material costs, mainly vinyl acetate monomer ("VAM"), in emulsion polymers Net sales (in millions) Total segment income margin $400 $300 $200 $100 $0 16% 12% 8% 4% 0% Q3 2013 Q2 2014 Q3 2014 8.4% 6.6% 4.8% $299 $333 $314 QoQ YoY 10% 8% 6% 4% 2% 0% -2% -4% -6% Volume Price Currency Other Total

© Celanese Celanese Corporation 10 QoQ YoY 25% 20% 15% 10% 5% 0% -5% Volume Price Currency Other Total Acetyl Intermediates Q3 Performance Factors Affecting Net Sales YoY Segment income highlights • VAM pricing increased due to strategic actions at a non-integrated facility in Europe and unplanned industry outages • Higher acetic acid pricing driven by commercial actions and unplanned industry outages QoQ Segment income highlights • VAM pricing increased due to prior strategic action at a European facility and unplanned outages • Higher acid prices driven by strategic commercial actions • Celanese's planned turnaround activity had less impact in the third quarter than in the second quarter Net sales (in millions) Total segment income margin $1,200 $900 $600 $300 $0 25% 20% 15% 10% 5% 0% Q3 2013 Q2 2014 Q3 2014 9.1% 16.2% 17.9% $795 $901 $937

© Celanese Celanese Corporation 11 Fairway: Clear Lake methanol project update, expected start-up October 1, 2015 Status Update Working to pull project schedule forward • 99.9% of equipment procured; below budget • Key towers erected • Steel 60% complete • Started electrical work • Work on reformer system underway • All major equipment on site prior to year end 2014 Milestone Expected completion Start Steel Erection On time Electrical & Instrumentation Contract On time Erect First Tower On time Control Building Complete Q1 2015 Reformer Installation Complete Q2 2015 Mechanical Completion Q3 2015

Methanol Headwind

Celanese

Assumptions

- Start-up expected by October 1, 2015 implies methanol procured from:
  - Q3 2015: 100% market minus big buyer discount
  - Q4 2015 and onward: Roughly 2/3rd from Celanese share of Clear Lake methanol unit production; remaining 1/3rd at market minus big buyer discount
- Natural gas price: $4.25-5.00/mmbtu
- Spot methanol price: $500-600/MT

Estimated Impact

- Moving from purchased methanol to CE methanol production, ~$100 million impact in 2015
- Impact may vary from $75 to $125 million depending on assumptions, or about $0.40 to $0.60 of adjusted EPS
  - ~75% expected in Q3 2015
  - ~25% in Q4 2015

© Celanese Celanese Corporation 12

Offsets for Methanol and Other 2015 Headwinds

Celanese

Methanol Offsets

- **Excess cash deployment**
  - Modified debt structure
  - Lower interest expense
  - ~$0.15 adjusted EPS increase
- **Pan-European operating structure**
  - Implementation in first half of 2015
  - Regional headquarters in Amsterdam
  - Support growth objectives in Europe
  - ~$0.20 of adjusted EPS increase
- **Productivity initiatives**
  - Multiple projects to deliver material energy savings, yield improvement, and focused spending
  - ~$0.15 to $0.20 adjusted EPS increase

Other 2015 Headwinds/Offsets

- **Potential headwinds examples**
  - Fewer industry outages
  - Stronger dollar versus the Euro
  - Potential weakness in global economies
- **Potential offsets**
  - Customer-centric approach driving growth in the materials businesses
  - Commercial actions in our technology-enabled businesses

Expect adjusted EPS in 2015 to be consistent with range of 2014 projections

© Celanese Celanese Corporation 13

© Celanese Celanese Corporation 14 Chris Jensen Senior Vice President, Finance

Debt Refinancing

Celanese

Debt Maturity Profile as of June 30, 2014



AR Facility
$135
Revolver
$600
Term
Loan
$971
Sr. Notes
$600
Sr. Notes
$400
Sr. Notes
$500
2014
2015
2016
2017
2018
2019
2020
2021
2022

Debt Maturity Profile as of September 30, 2014**



Revolver
$900
Term Loan
$914
Sr. Notes*
$378
Sr. Notes
$400
Sr. Notes
$500
AR Facility
$135
Term Loan*
$35
2014
2015
2016
2017
2018
2019
2020
2021
2022

- Issued €300 million senior unsecured notes maturing in 2019 with an interest rate of 3.250%
- Proceeds from the Euro 3.250% notes plus cash on hand used to redeem $600 million of senior unsecured notes with a higher interest rate of 6.625%
- Extended maturity of 96% of term loans and entire revolving credit facility to October 2018; also increased size of the revolving credit facility to $900 million
- Lowered interest rate on about $400 million of debt by more than 300 basis points
- Transactions will reduce 2015 interest expense by ~$30 million

*Foreign exchange rate as of September 30, 2014. **Proforma for redemption of $600 million 6.625% senior unsecured notes
Note: Does not reflect maturities of capital leases, pollution control and industrial revenue bonds, other bank obligations, short-term borrowings or affiliate borrowings. Term Loan maturities exclude impact of amortization.

© Celanese

Celanese Corporation
15

© Celanese Celanese Corporation 16 Strong Cash Flow Generation • Record operating cash flow primarily driven by higher earnings and timing of cash taxes • Ended the quarter with $1.5 billion of cash, which temporarily includes $378 million of cash received from Euro note offering • Spent ~$620 million to redeem the 6.625% senior unsecured notes due 2018 on October 15, 2014; reduced debt by about $200 million • Net capex of $145 million in Q3 2014 • Lowered expected range of capital expenditures by $50 million to $400 to $450 million for 2014 Continue to create value through our balance sheet Adjusted Free Cash Flow (in millions) Cash flow from operations Adjusted free cash flow (FCF) Adjusted FCF as % net sales $500 $400 $300 $200 $100 $0 14% 12% 10% 8% 6% 4% 2% 0% Q3 2013 Q2 2014 Q3 2014 $232 $253 $379 $117 $161 $227 7.2% 9.1% 12.8%

© Celanese Celanese Corporation 17 Dividend Share Repurchases $140 $120 $100 $80 $60 $40 $20 $0 2013 average**Q1 2014 Q2 2014 Q3 2014 Return of Cash to Shareholders Share Repurchases • Spent $98 million to repurchase 1.6 million shares in Q3 • Remaining share repurchase authorization of $199 million Dividend • Distributed $39 million in quarterly dividends in Q3 2014 • Q3 2014 dividend payout 34% higher than Q3 2013 • Dividend yield in-line with peers Dividend* Payout and Share Repurchases $1.7 billion returned to shareholders since 2007 via dividends and share repurchases *Based on dividends paid on common stock. **2013 quarterly average (in millions)